                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ Daniel P. Harrington
                                             -----------------------------------

                                             Date: January 26, 2001

                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ David N. Judelson
                                             -----------------------------------

                                             Date: January 22, 2001

                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ Stephen A. Kaplan
                                             -----------------------------------

                                             Date: January 26, 2001

                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ C. Everett Koop
                                             -----------------------------------

                                             Date: January 26, 2001

                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ Paul A. Looney
                                             -----------------------------------

                                             Date: January 26, 2001

                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ Carl W. Rausch
                                             -----------------------------------

                                             Date: January 26, 2001

                                POWER OF ATTORNEY


     WHEREAS, Biopure Corporation (the "Company") will file an annual report on Form 10-K for the fiscal year October 31, 2000 (the "Form 10-K") pursuant to
Section 13(d) of the Securities Exchange Act of 1934, as amended, and has furnished to the undersigned a copy of the Form 10-K in substantially the form to be filed;

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of the company, individually as a director and/or as an officer of the Company, hereby names, constitutes and appoints each of Paul A. Looney, Francis H. Murphy and Jane Kober as lawful his true and lawful attorney-in-fact in his name, place and stead to sign the Form 10-K, including any appropriate amendments thereto, to be accompanied by any necessary exhibits.


                                             /s/ Charles A. Sanders
                                             -----------------------------------

                                             Date: January 26, 2001